GOLDMAN SACHS TRUST II

Multi-Manager U.S. Small Cap Equity Fund (the “Fund”)

Supplement dated May 15, 2019 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2019, as supplemented

Effective on or around May 22, 2019, PNC Capital Advisors, LLC (“PNC”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to PNC in the Prospectus and SAI are hereby deleted in their entirety on or around such date. Although PNC will no longer be an Underlying Manager on or around such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from PNC prior to that date.

This Supplement should be retained with your Prospectus and SAI for future reference.

GSTIIMMSCETERM 05-19